Restricted cash	12 Months Ended
Dec. 31, 2017
Restricted cash
Restricted cash

16. Restricted cash

	December 31,
	2017	2016	2015
	(Euro, in thousands)
Non-current restricted cash	€1,158	€1,098	€1,046
Current restricted cash	—	6,570	6,857
Total restricted cash	€1,158	€7,668	€7,903

Restricted cash amounted to €7.7 million on December 31, 2016, and decreased to €1.2 million on December 31, 2017. This decrease was primarily caused by the full release of the escrow account for €6.6 million after final agreement between the parties, which has been slightly offset by an increase in non-current restricted cash of €0.1 million related to additional bank guarantees with regard to the rental of supplementary office space for the Belgian premises. Restricted cash on December 31, 2017 was composed of bank guarantees on real estate lease obligations in Belgium and in the Netherlands for €0.45 million and €0.7 million respectively.

Restricted cash amounted to €7.9 million on December 31, 2015, and decreased to €7.7 million on December 31, 2016. This decrease is related to the payment of a claim to Charles River by decrease of the escrow account for €0.3 million, which has been slightly offset by an increase in non-current restricted cash of €0.1 million related to an increase in the bank guarantee with regard to the rental of additional office space for the Belgian premises. Restricted cash on December 31, 2016 is related to €0.4 million and €0.7 million of bank guarantees on real estate lease obligations in Belgium and in the Netherlands respectively, and to €6.6 million escrow account containing part of the proceeds from the sale of the service division in 2014.